UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2023

EVO PAYMENTS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Glenlake Parkway, South Tower, Suite 950

Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip code)

(770) 336-8463

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVOP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on March 24, 2023 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 1, 2022 (the “Merger Agreement”), by and among EVO Payments, Inc., a Delaware corporation (“EVO” and following the consummation of the Merger, the “Surviving Corporation”), Global Payments Inc., a Georgia corporation (“Global Payments” or “Parent”), and Falcon Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Global Payments (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary merged with and into EVO (the “Merger”), with EVO surviving the Merger as a wholly owned subsidiary of Global Payments. Concurrently with the consummation of the Merger, EVO acquired all of the common units of EVO Investco, LLC held by Blueapple, Inc. pursuant to that certain Common Unit Purchase Agreement, dated as of August 1, 2022, by and between Global Payments, EVO and Blueapple, Inc.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the Merger, EVO caused to be repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Second Amended and Restated Credit Agreement, dated as of November 1, 2021 (as amended or otherwise modified from time to time), among EVO Payments International, LLC, the guarantors and lenders party thereto and Truist Bank, as administrative agent and collateral agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock of EVO, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time (“Class A common stock”), other than (a) those shares of Class A common stock owned by Global Payments or Merger Subsidiary and (b) any shares of Class A common stock owned by any wholly owned subsidiary of Global Payments (other than Merger Subsidiary and other than any such shares held in a fiduciary, representative or other capacity on behalf of third parties), was automatically cancelled and converted into the right to receive $34.00 in cash, without interest (the “Merger Consideration”). The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 2, 2022, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On March 24, 2023, in connection with the completion of the Merger, the Surviving Corporation notified the NASDAQ stock exchange (“NASDAQ”) of the completion of the Merger and requested that NASDAQ halt trading in the Class A common stock and file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting from the NASDAQ of the Class A common stock.

Additionally, the Surviving Corporation intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Class A common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s reporting obligations under Section 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note, Item 2.01 Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the holders of Class A common stock outstanding immediately before the Merger ceased to have any rights as stockholders of EVO (other than their right to receive the Merger Consideration pursuant to and in accordance with the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Merger and at the Effective Time, a change in control of EVO occurred and EVO became a direct and wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with, and by virtue of, the completion of the Merger, at the Effective Time, all of the directors of EVO ceased to be directors of EVO and members of any committees of EVO’s board of directors. In addition, in connection with, and by virtue of, the completion of the Merger, at the Effective Time, the following officers of EVO ceased to be officers of EVO: (i) James G. Kelly, ceased to be the Chief Executive Officer of EVO, (ii) Brendan F. Tansill ceased to be the President, the Americas of EVO, (iii) Darren Wilson ceased to be the President, International of EVO, (iv) Thomas E. Panther, ceased to be the Executive Vice President, Chief Financial Officer of EVO, (v) Michael L. Reidenbach ceased to be the Executive Vice President, Chief Information Officer of EVO, (vi) Kelli E. Sterrett ceased to be the Executive Vice President, General Counsel and Secretary of EVO, (vii) Catherine E. Lafiandra ceased to be the Executive Vice President, Chief Human Resources Officer of EVO, and (viii) David L. Goldman ceased to be the Executive Vice President, Business Development and Strategy of EVO. From and after the Effective Time, David L. Green, the sole director of Merger Subsidiary as of immediately prior to the Effective Time, became the sole director of the Surviving Corporation and David L. Green, Josh Whipple and Dara Steele-Belkin became officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, EVO’s then-existing Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws were each amended and restated in their entirety. Copies of the Surviving Corporation’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2022, by and among EVO, Global Payments and Merger Subsidiary (incorporated by reference herein to Exhibit 2.1 to EVO’s Form 8-K filed on August 2, 2022).

3.1	Amended and Restated Certificate of Incorporation of EVO Payments, Inc.

3.2	Amended and Restated Bylaws of EVO Payments, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

Date: March 24, 2023	By:	/s/ David L. Green
David L. Green
Secretary